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                                                                   EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-30903, 333-51463, 333-51467, 333-51469, 333-514991 and 333-65739.


                                         ARTHUR ANDERSEN LLP



Tampa, Florida,
May 21, 1999



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